Exhibit 99.16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ Frank L. Bowman
Frank L. Bowman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jakki L. Haussler, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ Jakki L. Haussler
Jakki L. Haussler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Nancy C. Everett, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ Nancy C. Everett
Nancy C. Everett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Patricia Maleski, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: May 14, 2021

/s/ Patricia Maleski
Patricia Maleski

Appendix A

May 2021

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund, Inc.	N-14 and Pre-Effective Amendment No. 1, 2 and 3 to Form N-14. Post-Effective Amendment No. 1 and 2 to Form N-14 241, 242, 243, 244, 245, 246, 247, 248, 249, 250, 251 to Form N-1A
Morgan Stanley Institutional Fund Trust	220, 221, 222, 223, 224, 225, 226, 227, 228, 229, 230 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	40, 41, 42, 43, 44, 45, 46, 47, 48 to Form N-1A
Morgan Stanley Global Fixed Income Opportunities Fund	88, 89, 90, 91, 92, 93, 94 to Form N-1A
Morgan Stanley Mortgage Securities Trust	88, 89, 90, 91, 92, 93, 94 to Form N-1A
Morgan Stanley Europe Opportunity Fund Inc.	71, 72, 73, 74, 75, 76, 77 to Form N-1A
Morgan Stanley Insight Fund	75, 76, 77, 78, 79, 80, 81, 82 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	76, 77, 78, 79, 80, 81, 82, 83 to Form N-1A
Morgan Stanley California Tax-Free Daily Income Trust	53, 54, 55, 56, 57, 58, 59, 60 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	65, 66, 67, 68, 69, 70, 71, 72 to Form N1-A
Morgan Stanley Variable Investment Series	70, 71, 72, 73, 74, 75, 76, 77 to Form N1-A
Morgan Stanley Variable Insurance Fund, Inc.	76, 77, 78, 79, 80, 81, 82, 83 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	59, 60, 61, 62, 63, 64, 65, 66 to Form N1-A

AIP Funds	Securities Act of 1933 Registration Statement Amendment Nos.	1940 Act Registration Statement Amendment Nos.
Alternative Investment Partners Absolute Return Fund	8, 9, 10, 11, 12, 13, 14, 15, 16	37, 38, 39, 40, 41, 42, 43, 44, 45 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	8, 9, 10, 11, 12, 13, 14, 15, 16	37, 38, 39, 40, 41, 42, 43, 44, 45 to Form N-2
AIP Alternative Lending Fund A	4, 5, 6, 7, 8, 9, 10	15, 16, 17, 18, 19, 20, 21 to Form N-2
AIP Alternative Lending Fund P	7, 8, 9, 10, 11, 12, 13	12, 13, 14, 15, 16, 17, 18 to Form N-2